February 12, 2026

BNY MELLON FAMILY OF FUNDS

Long-Term Funds Other Than Municipal Bond Funds

Supplement to Current Prospectus of Funds Offering Class A and/or Class C Shares

The following information supplements and supersedes any contrary information contained in the section of the fund's Prospectus entitled "Appendix — Sales Charge Reductions and Waivers Available from Certain Financial Intermediaries — Robert W. Baird & Co. (Baird)":

Robert W. Baird & Co. (Baird)

Effective January 1, 2026, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

• Breakpoints as described in this prospectus.

• Rights of accumulation, which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds held by accounts within the purchaser's household at Baird. Eligible shares of funds in the BNY Mellon Family of Funds not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such shares.

• Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds through Baird, over a 13-month period of time.

Front-End Sales Charge Waivers on Class A Shares Available at Baird

• shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

• shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird

• shares purchased within 90 days following a redemption of shares of a fund in the BNY Mellon Family of Funds, provided (1) the redemption and purchase occur within the purchaser's Baird household and (2) the redeemed shares were subject to a front-end sales charge or CDSC (known as rights of reinstatement)

• a shareholder in the fund's Class C shares will have their shares converted at net asset value to Class A shares of the same fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Baird

• employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C Shares Available at Baird

• shares sold due to death or disability of the shareholder

• shares sold as part of a systematic withdrawal plan as described in this prospectus

• shares bought due to returns of excess contributions from an IRA Account

• shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in this prospectus

• shares sold to pay Baird fees but only if the transaction is initiated by Baird

• shares acquired through a right of reinstatement

********

BNYMLTF-STK0226